All Terrain Opportunity Fund
Institutional Class Shares
(Ticker Symbol: TERIX)

A series of Investment Managers Series Trust II

Supplement dated May 1, 2017, to the
Summary Prospectus dated March 1, 2017.

Effective May 1, 2017 (the “Effective Date”), Bauer Capital Management, LLC and Castle Financial & Retirement Planning Associates, Inc. (each a “Co-Advisor”) have lowered their management fee by 0.10%, to 1.40% of the Fund’s average daily net assets. In addition, effective May 1, 2017, the Co-Advisors reduced the limit on the total annual fund operating expenses, excluding certain expenses as described below, by 0.10%, to 1.60% of the average daily net assets of the Fund's Institutional Class shares. Accordingly, the Fund’s Summary Prospectus is supplemented by replacing the “Fees and Expenses” table with the following table:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Redemption fee if redeemed within 60 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.40%
Distribution and service (Rule 12b-1) fees	None
Acquired fund fees and expenses	0.44%
Other expenses	0.68%
Total annual fund operating expenses[2]	2.52%
Fees waived and/or expenses reimbursed[3]	(0.48%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2,3]	2.04%

1	The expense information in the table has been restated to reflect current fees.
2
The total annual fund operating expenses and net operating expenses after fee waiver and/or expense reimbursements do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

3
Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”) and Bauer Capital Management, LLC (“Bauer Capital”), the Fund’s advisors (collectively referred to as the “Advisors”), have contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.60% of the average daily net assets of Institutional Class shares of the Fund. This agreement is in effect until April 28, 2018, and may be terminated before that date only by the Trust’s Board of Trustees. Any reduction in advisory fees or payment of the Fund’s expenses made by Castle Financial or Bauer Capital is not subject to reimbursement by the Fund.

As of the Effective Date, the information on page 2 under “Example” in the Summary Prospectus is deleted in its entirety and replaced with the following:

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$207	$739	$1,297	$2,820

Effective May 1, 2017, all references in the Fund’s Summary Prospectus to the annual management fee and expense limitation arrangement are revised as indicated above.

Please file this Supplement with your records.

2